                                                                 Exhibit 99.2


                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                                 JUNE 30, 2006



             Contents: Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted
(in thousands, except per share data)
SECOND QUARTER, 2006
(Data Unaudited)


                                                   THREE MONTHS ENDED JUNE 30,
                                           ------------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   355,499            $   365,550
Investment income less expenses                  51,858                 48,512
Investment gains realized, net                    5,268                 13,796
                                             -----------            -----------
      Total revenues                            412,625                427,858

Losses                                          199,279                191,700
Loss adjustment expenses                         42,733                 40,308
Underwriting expenses                           110,696                117,440
Corporate and other expenses                     11,123                 18,756
                                             -----------            -----------
      Total expenses                            363,831                368,204

Income before income taxes                       48,794                 59,654

Income tax expense:
   On investment gains realized                   1,843                  4,829
   On all other income                           11,329                 12,668
                                             -----------            -----------
      Total income tax expense                   13,172                 17,497

Net income                                  $    35,622            $    42,157
                                            ============           ============

Average shares outstanding - diluted             64,351                 66,997
Net income, per share - diluted             $      0.55            $      0.63
Operating income*                           $    32,197            $    33,190
Operating income - earnings per share*      $      0.50            $      0.50
Operating income - return on equity*               10.2%                  12.2%

Effective tax rate on investment income            26.1%                  27.5%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP  Statutory        GAAP  Statutory
---------------------------------------         -------- ---------     -------- ---------
Losses                                             56.1%     56.1%        52.4%     52.4%
Loss adjustment expenses                           12.0%     12.0%        11.0%     11.0%
Underwriting expenses                              31.1%     32.0%        32.1%     30.7%
                                                --------   -------     --------   -------
      Combined ratio                               99.2%    100.1%        95.5%     94.1%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     4,385            $     3,899
Investment gains/(losses) realized, net            (706)                 4,941
Agent relationships asset expenses                4,478                  3,295
Corporate expenses                                6,645                 15,461


                                                    SIX MONTHS ENDED JUNE 30,
                                           -----------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $   713,160            $   727,852
Investment income less expenses                 102,794                 96,968
Investment gains realized, net                   19,467                 13,790
                                             -----------            -----------
      Total revenues                            835,421                838,610

Losses                                          388,287                382,825
Loss adjustment expenses                         79,416                 83,276
Underwriting expenses                           224,508                229,512
Corporate and other expenses                     21,253                 33,605
                                             -----------            -----------
      Total expenses                            713,464                729,218

Income before income taxes                      121,957                109,392

Income tax expense:
   On investment gains realized                   6,813                  4,827
   On all other income                           27,625                 24,721
                                             -----------            -----------
      Total income tax expense                   34,438                 29,548

Net income                                  $    87,519            $    79,844
                                            ============           ============

Average shares outstanding - diluted             64,592                 69,328
Net income, per share - diluted             $      1.35            $      1.18
Operating income*                           $    74,865            $    70,881
Operating income - earnings per share*      $      1.16            $      1.05
Operating income - return on equity*               12.2%                  13.3%

Effective tax rate on investment income            26.1%                  27.2%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP  Statutory        GAAP  Statutory
---------------------------------------         -------- ---------     -------- ---------
Losses                                             54.4%     54.4%        52.6%     52.6%
Loss adjustment expenses                           11.1%     11.1%        11.4%     11.4%
Underwriting expenses                              31.5%     31.7%        31.5%     30.4%
                                                --------   -------     --------   -------
      Combined ratio                               97.0%     97.2%        95.5%     94.4%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     8,085            $     7,210
Investment gains/(losses) realized, net            (826)                 4,941
Agent relationships asset expenses                7,348                  7,690
Corporate expenses                               13,905                 25,915


CONSOLIDATED                                         YEAR 2005
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,453,568
Investment income less expenses                 201,357
Investment gains realized, net                   47,426
                                             -----------
      Total revenues                          1,702,351

Losses                                          752,280
Loss adjustment expenses                        155,033
Underwriting expenses                           461,907
Corporate and other expenses                     52,409
                                             -----------
      Total expenses                          1,421,629

Income before income taxes                      280,722

Income tax expense:
   On investment gains realized                   5,871
   On all other income                           62,158
                                             -----------
      Total income tax expense                   68,029

Net income                                  $   212,693
                                            ============

Average shares outstanding - diluted             67,194
Net income, per share - diluted             $      3.19
Operating income*                           $   171,139
Operating income - earnings per share*      $      2.57
Operating income - return on equity*               15.3%

Effective tax rate on investment income            27.1%

KEY PROPERTY AND CASUALTY RATIOS                  GAAP   Statutory
---------------------------------------         -------- ---------
Losses                                             51.7%     51.7%
Loss adjustment expenses                           10.7%     10.7%
Underwriting expenses                              31.8%     31.8%
                                                --------  -------
      Combined ratio                               94.2%     94.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    15,071
Investment gains/(losses) realized, net          11,572
Agent relationships asset expenses               12,268
Corporate expenses                               40,141


*Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated July 26, 2006 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA
(in thousands, except ratio data)
SECOND QUARTER, 2006
(Data Unaudited)


                                                   THREE MONTHS ENDED JUNE 30,
                                        ------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                Earned        Ratio      Earned        Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    206,462    102.4%   $    206,794    102.6%
   Workers' compensation                       34,877    116.7%         32,345    148.8%
   Commercial auto                             56,536     92.4%         57,312     86.1%
   General liability                           24,002     93.7%         23,123    112.5%
   CMP, fire and inland marine                 91,047    105.3%         94,014     94.3%

Specialty Lines                                35,860    102.0%         36,461     95.3%
   Commercial umbrella                         22,732    121.5%         24,294    106.9%
   Fidelity and surety                         13,128     68.9%         12,167     72.3%

Personal Lines                                113,177     92.5%        122,295     83.8%
   Personal auto incl. personal umbrella       66,333     92.6%         73,675     88.5%
   Personal property                           46,844     92.5%         48,620     76.7%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    355,499     99.2%   $    365,550     95.5%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio      Written       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    223,926    102.3%   $    221,825    100.8%
   Workers' compensation                       37,562    115.8%         36,182    144.4%
   Commercial auto                             61,535     92.4%         62,359     84.2%
   General liability                           27,549     93.0%         26,388    110.7%
   CMP, fire and inland marine                 97,280    105.6%         96,896     93.5%

Specialty Lines                                37,348    102.1%         39,727     88.6%
   Commercial umbrella                         21,861    121.6%         26,455     98.9%
   Fidelity and surety                         15,487     65.1%         13,272     68.4%

Personal Lines                                111,569     95.2%        123,380     84.4%
   Personal auto incl. personal umbrella       64,513     97.3%         72,222     89.8%
   Personal property                           47,056     92.4%         51,158     76.1%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    372,843    100.1%   $    384,932     94.1%


                                                    SIX MONTHS ENDED JUNE 30,
                                        -------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                Earned        Ratio      Earned        Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    411,102    102.1%   $    412,392    104.4%
   Workers' compensation                       68,869    128.8%         65,355    148.8%
   Commercial auto                            113,406     88.8%        114,964     85.4%
   General liability                           47,577    109.2%         45,537    116.2%
   CMP, fire and inland marine                181,250     97.5%        186,536     97.8%

Specialty Lines                                73,123     88.3%         71,536     95.8%
   Commercial umbrella                         46,925     98.5%         46,872    104.6%
   Fidelity and surety                         26,198     70.3%         24,664     79.2%

Personal Lines                                228,935     90.9%        243,924     80.5%
   Personal auto incl. personal umbrella      134,416     95.5%        146,497     82.9%
   Personal property                           94,519     84.3%         97,427     76.9%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    713,160     97.0%   $    727,852     95.5%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio      Written       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    436,288    101.8%   $    427,421    103.3%
   Workers' compensation                       73,363    127.8%         71,459    146.0%
   Commercial auto                            120,572     88.7%        119,608     84.1%
   General liability                           52,463    108.2%         49,937    116.2%
   CMP, fire and inland marine                189,890     98.4%        186,417     97.8%


Specialty Lines                                73,132     88.5%         78,819     87.6%
   Commercial umbrella                         43,908     98.7%         53,263     94.5%
   Fidelity and surety                         29,224     67.0%         25,556     76.8%

Personal Lines                                217,491     91.8%        237,160     80.9%
   Personal auto incl. personal umbrella      131,370     95.8%        145,780     82.9%
   Personal property                           86,121     86.0%         91,380     76.9%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    726,911     97.2%   $    743,400     94.4%


                                                 YEAR 2005
OPERATING SEGMENTS and                   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined
GAAP BASIS:                                Earned        Ratio
--------------------------               ------------  --------
Commercial Lines                         $    827,440    101.9%
   Workers' compensation                      134,510    142.4%
   Commercial auto                            230,471     82.2%
   General liability                           93,308    111.3%
   CMP, fire and inland marine                369,151     96.9%

Specialty Lines                               143,151     95.3%
   Commercial umbrella                         92,235    101.9%
   Fidelity and surety                         50,916     83.2%

Personal Lines                                482,977     80.8%
   Personal auto incl. personal umbrella      288,340     85.8%
   Personal property                          194,637     73.5%
                                          ------------   ------
     Total All Lines                     $  1,453,568     94.2%


                                         Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio
--------------------------               ------------  --------
Commercial Lines                         $    823,490    102.3%
   Workers' compensation                      138,582    142.6%
   Commercial auto                            227,702     82.6%
   General liability                           95,680    111.8%
   CMP, fire and inland marine                361,526     97.6%

Specialty Lines                          $    150,423     89.9%
   Commercial umbrella                         97,165     94.6%
   Fidelity and surety                         53,258     81.7%

Personal Lines                           $    475,494     81.2%
   Personal auto incl. personal umbrella      283,741     86.3%
   Personal property                          191,753     73.8%
                                          ------------   ------
     Total All Lines                     $  1,449,407     94.2%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
(in thousands, except share and per share data)
SECOND QUARTER, 2006
(2006 Data Unaudited)



                                           June 30,     December 31,
                                             2006           2005
Assets                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    24,949     $    25,940
  Tax exempt fixed maturities              1,340,341       1,277,318
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,056,453       2,224,456
    Held-to-maturity, at amortized cost      255,544         264,422
                                         ------------    ------------
       Total fixed maturities              3,677,287       3,792,136

  Equity securities, at fair value           385,245         375,079
                                         ------------    ------------
       Total investments                   4,062,532       4,167,215

Cash and cash equivalents                     38,716          54,575
Premiums and other receivables, net of
  allowance for bad debts of $2,100 and
  $4,200, respectively                       338,500         309,190
Deferred policy acquisition costs            153,740         153,671
Property and equipment, net of
  accumulated depreciation of $181,646
  and $177,239, respectively                  79,694          80,079
Reinsurance recoverable, net of allowance
  of $3,690                                  735,091         741,800
Agent relationships, net of accumulated
  amortization of $46,707 and $45,531,
  respectively                               102,378         109,726
Interest and dividends due or accrued         52,599          54,942
Deferred tax asset                            42,206          14,846
Other assets                                  74,318          77,021
                                         ------------    ------------
       Total assets                      $ 5,679,774     $ 5,763,065
                                         ============    ============

Shares outstanding                        61,421,475      63,281,136
Book value per share                          $22.39          $22.54
Unrealized gain component of
  book value per share*                        $2.07           $3.13


                                            June 30,      December 31,
                                              2006            2005
Liabilities                                ---------      ------------
Insurance reserves:
  Losses                                 $ 2,463,165     $ 2,435,028
  Loss adjustment expenses                   519,408         511,817
  Unearned premiums                          690,938         679,601
Debt                                         199,890         200,401
Reinsurance treaty funds held                142,768         150,367
Other liabilities                            288,447         359,444
                                         ------------    ------------
       Total liabilities                 $ 4,304,616       4,336,658


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    20,609          18,810
Accumulated other comprehensive income       106,143         177,992
Retained earnings                          1,439,625       1,360,547
Treasury stock, at cost:
  (Shares: 10,996,869; 9,137,208)           (200,271)       (139,994)
                                         ------------    ------------
      Total shareholders' equity           1,375,158       1,426,407
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,679,774     $ 5,763,065
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,841,984     $ 1,800,683
   Loss adjustment expense                   463,836         457,843
   Unearned premiums                         659,331         645,579

Other Statutory Data
   Statutory policyholders' surplus      $ 1,007,017     $ 1,004,545
   Ratio of net premiums written to
     surplus                              1.4 to 1.0      1.4 to 1.0

*The unrealized gain component of book value per share excludes $9.2 million and $10.1 million at June 30, 2006 and December 31, 2005, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands,
except ratios and accident year data)
SECOND QUARTER, 2006
(Data Unaudited)


                                           THREE MONTHS ENDED JUNE 30,  SIX MONTHS ENDED JUNE 30,
                                           --------------------------  --------------------------
                                                2006         2005           2006         2005
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  229,909   $  223,964     $  447,960   $  435,141
     Specialty Lines                            51,084       54,223         98,579      107,401
     Personal Lines                            113,028      123,199        220,223      238,100
                                             ----------   ----------     ----------   ----------
          Total                                394,021      401,386        766,762      780,642

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   44,804   $   40,284     $   87,120   $   75,380
     Commercial Umbrella                         7,399        9,158         14,844       18,101
     Personal Lines                             10,156        9,658         19,104       18,442

Average Renewal Price Increase
------------------------------
     Commercial Lines                             -0.1%         1.6%           0.2%         1.9%
     Commercial Umbrella                           0.2%         6.0%           0.8%         5.5%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              3.7%         1.4%           2.3%         1.0%
     Specialty Lines                              -0.2%         0.0%          -0.1%         0.0%
     Personal Lines                                7.6%         2.2%           4.5%         1.6%
          Total All Lines                          4.5%         1.5%           2.8%         1.1%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
     Commercial Lines                       $     (2.3)  $      5.0     $     (1.8)  $     17.2
     Specialty Lines                              (1.4)        (1.5)         (11.2)        (4.3)
     Personal Lines                               (7.1)        (6.4)         (10.7)       (19.6)
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
           Development                           (10.8)        (2.9)         (23.7)        (6.7)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2005                     $     (1.7)  $        -     $     (4.5)  $        -
     Accident Year 2004                           (8.5)        (6.6)         (13.1)       (15.9)
     Accident Year 2003 and Prior                 (0.6)         3.7           (6.1)         9.2
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development        (10.8)        (2.9)         (23.7)        (6.7)


                                             YEAR 2005
                                             ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  840,974
     Specialty Lines                           210,795
     Personal Lines                            478,282
                                             ----------
          Total                              1,530,051

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $  143,470
     Commercial Umbrella                        34,836
     Personal Lines                             37,195

Average Renewal Price Increase
------------------------------
     Commercial Lines                              2.0%
     Commercial Umbrella                           3.7%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              2.2%
     Specialty Lines                               0.0%
     Personal Lines                                1.5%
          Total All Lines                          1.8%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
-----------------------------------------------------
     Commercial Lines                       $     29.1
     Specialty Lines                             (12.3)
     Personal Lines                              (36.9)
                                             ----------
          Total All Lines Accident Year
            Development                          (20.1)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2005                     $        -
     Accident Year 2004                          (30.8)
     Accident Year 2003 and Prior                 10.7
                                             ----------
          Total Accident Year Development        (20.1)